                                                                   EXHIBIT 10.25

                   THIRD AMENDMENT TO MASTER LEASE AGREEMENT
                   -----------------------------------------

        THIS THIRD AMENDMENT TO MASTER LEASE AGREEMENT is entered into as of the 12th day of February, 1998, by and between CROWN COMMUNICATION INC., a Delaware corporation, d/b/a/ CROWN COMMUNICATIONS ("Lessor") and SPRINT SPECTRUM L.P. ("Lessee"), a Delaware limited partnership.

                                   RECITALS:
                                   ---------

        A. Robert Crown d/b/a Crown Communications and Lessee entered into a Master Lease Agreement dated as of June 11, 1996 (the "Master Lease") pursuant to which Lessor agreed to lease to Lessee certain property for the purpose of locating unmanned radio communications equipment.

        B. By letter agreement dated July 5, 1996, the parties amended certain provisions of the Master Lease (the "First Amendment").

        C. By Second Amendment to Master Lease Agreement dated January 27, 1997, the parties further amended certain provisions of the Master Lease.

        D. By letter dated January 19, 1998, Lessee consented to the assignment of the Master Lease by Robert Crown, d/b/a/ Crown Communications to Crown Communications Inc., d/b/a/ Crown Communications.

        E. Lessor and Lessee desire to further amend the terms and provisions of the Master Lease as hereinafter set forth.

                                  AGREEMENT:
                                  ----------

        NOW, THEREFORE, in consideration of the material premises set forth herein, the parties hereto, intending to be legally bound, agree as follows:

        1. All terms defined in the Master Lease and not otherwise defined herein shall have the meanings ascribed to them in the Master Lease.

        2.  Section 6.6 of the Master Lease hereby is amended as follows:

            Lessee's payments for space in Lessor's equipment building Sites identified below shall be $125 per Site:

                              Echo 18-Canonsburg
                               Echo 8-Kittanning
                               Echo 046-Latrobe
                              MB009-West Winfield
                               MB014-Waltersburg
                                MB042-Imperial
                              Echo MB51-Ligonier
                               MB066-West Newton
                                  MB068-Yukon
                               MB071-Eighty-Four
                                  MB085-Cecil

The parties acknowledge that Lessee's communications equipment for the Echo 120-Mt. Chestnut Site is currently located in the Lessor's equipment building, shall remain in Lessor's equipment building, and Lessee shall pay no additional rent therefor.

The parties further acknowledge that Lessee's communications equipment for the Sites set forth below is currently located in Lessor's equipment building and Lessee is currently paying no additional rent therefor. The parties acknowledge that Lessor retains the option, at Lessor's expense, to move Lessee's communications equipment to an outside equipment pad without any change to the annual rental rate.

                               Echo MB 103-Arona
                              Echo MB 053-Arnwell
                              Echo MB 092-Buenola

        3. Footnotes 1 and 3 of Exhibit "B" of the Master Lease hereby are amended by deleting the same and adding in lieu thereof the following:

        Pricing provides for up to a 12'x20' equipment pad (outside). The parties acknowledge that outdoor installation of Lessee's equipment is the preferred mode of installation and Lessor shall use its reasonable efforts to place Lessee's equipment pad outside. In the event that Lessor is unwilling or unable to install such exterior equipment pad, Lessor shall indicate on the applicable SLA that the installation of Lessee's equipment will be inside Lessor's equipment building and, upon Lessee's request, Lessor shall provide the reasons for such requirement. Lessee may, at its option, decline the SLA or accept the SLA and pay an annual rent of $2,400 for such interior equipment placement. Such payment shall be specifically set forth on the applicable SLA.

        4. Paragraph 6 of the Second Amendment is hereby deleted and the following shall be inserted in lieu thereof:

        Notwithstanding anything to the contrary set forth herein, the Term for Temporary Sites shall be month to month. In the event that Lessee desires to terminate an SLA for a Temporary Site and move to a permanent Site leased to Lessee by Lessor to cover substantially the same area as the Temporary Site, then the Term of the Temporary Site shall automatically terminate upon such relocation. In all other cases, either party may terminate the SLA for any Temporary Site by providing to the other party written notice of such termination at least 60 days prior thereto. In the event Lessor provides Lessee notice of termination, Lessee shall have the option of converting the Temporary Site to a permanent Site by providing notice thereof to Lessor within 15 days of receipt of Lessor's notice to terminate. In the event Lessee so elects to convert a Temporary Site to a permanent Site, the initial Term and the Renewal Terms shall be consistent with the SLA Initial Term and the SLA Renewal Term identified herein with the understanding that the SLA Initial Term commences as of the date of the original SLA for the Temporary Site. Should Lessee fail to terminate an SLA for a Temporary Site within five (5) years form the Commencement Date of the applicable SLA, that Temporary Site shall automatically be converted to a permanent Site. The Commencement Date for the permanent Site will be the date set forth in the original SLA for the Temporary Site.

        5. Exhibit "A-3" to the Master Lease is hereby deleted and Exhibit "A-3" as attached hereto shall be inserted in lieu thereof.

        6. Except as otherwise expressly provided herein or in any previous amendment, all

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed and delivered as of the date first above written.


                                                CROWN COMMUNICATION INC. d/b/a
WITNESS:                                        CROWN COMMUNICATIONS

/s/                                             By:  /s/ Robert A Crown
-------------------------                          ---------------------------
                                                     Robert A. Crown, President
                                                     and Chief Executive Officer

WITNESS:                                         SPRINT SPECTRUM L.P.

/s/                                              By: /s/ David P. Snyder
-------------------------                            --------------------------
                                                     David P. Snyder, Director
                                                     of Operations and
                                                     Engineering

                          EXHIBIT "A-1" TO THE MASTER
                          BELL ATLANTIC NYNEX MOBILE
                          SITE LEASE ACKNOWLEDGEMENT
                          --------------------------

This Site Lease Acknowledgement ("SLA") is made and entered into as of this _____ day of _________________, 19__ by and between CROWN COMMUNICATION INC. d/b/a CROWN COMMUNICATIONS hereinafter designated as "Lessor" and SPRINT SPECTRUM, L.P., a Delaware Limited Partnership hereinafter designated as "Lessee", pursuant and subject to that certain Agreement ("Agreement") by and between the Parties hereto, dated as of _________________________, 1996. All capitalized terms have the meanings ascribed to them in the Agreement.

1. The Parcel will consist of that certain parcel of property located in the City of _________________________________, the County of___________________
    ____________________, and the State of _______________________________, more particularly described as a __________' by ______________' parcel containing approximately _____ square feet situated at ____________________________ (add legal description), together with the non-exclusive right for ingress and egress, seven (7) days a week, twenty four (24) hours a day, on foot or motor vehicle, including trucks, and for the installation and maintenance of utility wires, poles, cables, conduits and pipes over, under or along a ___________' wide right-of-way extending from the nearest public right-of-way, _____________________________ to the demised premises, said premises and right-of-way for access being substantially as described herein in Exhibit "1" to the SLA attached hereto and made a part hereof.

2. Lessee's antenna(s) will consist of _______ antennas, each described in terms of type, size, frequency, effective radiated power and height on the tower outlined as follows:

    Manufacturer and Type-Number:              ------------------------
                                               ------------------------
    Number of Antennas:                        ------------------------
    Weight and Dimension of Antenna(s):        ------------------------
    Transmission Line Mfg. and Type No.:       ------------------------
    Diameter and Length of Transmission Line:  ------------------------
    Height of Antenna(s) on Tower:             ------------------------
    Direction of Radiation:                    ------------------------
    Equipment Building/Floor Space Dimensions: ------------------------ Interior
                                               ------------------------ Exterior
    Frequencies/Max Power Output               ------------------------

3. The annual lease fee due and payable by Lessee to Lessor is $ _________ per year. If the Lessee's equipment is located inside Lessor's equipment building, Lessee shall pay an additional $_______ per year.

4. The commencement date of this SLA will be upon commencement of construction at the Premises or ninety (90) days from the date hereof, whichever occurs first ("Commencement Date"). For purposes of this SLA, any physical activity on the Site by Lessee, other than those preliminary activities set forth in
    Article 4 of the Agreement, shall constitute the commencement of the construction.

5. The parties acknowledge that Lessor's rights in the property derive from a certain Master Lease Agreement dated December 29, 1995 between Lessor herein and Bell Atlantic Nynex Mobile, Inc. ("BANM Master Lease Agreement"), a copy of the relevant portions of which has been delivered to Lessee. For the purpose of this SLA, the Lessee agrees to abide by the applicable provisions of those portions of the BANM Master Lease Agreement that have been provided to Lessee and Lessee acknowledges that the terms and conditions of the BANM Master Lease Agreement will govern and control to the extent there is any discrepancy or inconsistency between the terms and conditions of the BANM Master Lease Agreement and this Master Lease Agreement. The parties further acknowledge that BANM's rights to the property derive from a certain Lease Agreement dated _________ between BANM herein and _______________________ and attached hereto as Exhibit "2" to the SLA.

IN WITNESS WHEREOF, the Parties hereto have set their hands the day and year first above written.


                                           CROWN COMMUNICATION INC. d/b/a
WITNESS:                                   CROWN COMMUNICATIONS

                                           By:
-------------------------                     ---------------------------
                                                Robert A. Crown, President
                                                and Chief Executive Officer

WITNESS:                                   SPRINT SPECTRUM L.P.

                                           By:
-------------------------                     --------------------------
                                                David P. Snyder, Director
                                                of Operations and Engineering

                       EXHIBIT "A-3" TO THE MASTER LEASE
                     TEMPORARY SITE LEASE ACKNOWLEDGEMENT
                     ------------------------------------

This Site Lease Acknowledgement ("SLA") is made and entered into as of this ____ day of _______________, 19__ by and between CROWN COMMUNICATION INC. d/b/a CROWN COMMUNICATIONS hereinafter designated as "Lessor" and SPRINT SPECTRUM L.P., a Delaware Limited Partnership hereinafter designated as "Lessee", pursuant and subject to that certain Agreement ("Master Agreement") by and between the Parties hereto, dated as of June 11, 1996, as amended. All capitalized terms have the meanings ascribed to them in the Master Agreement.

1. The Parcel will consist of that certain parcel of property located in the City of _________________________________, the County of _______________
    ____________________, and the State of _______________________________, more particularly described as a __________' by ______________' parcel containing approximately _____ square feet situated at ____________________________ (add legal description), together with the non-exclusive right for ingress and egress, seven (7) days a week, twenty four (24) hours a day, on foot or motor vehicle, including trucks, and for the installation and maintenance of utility wires, poles, cables, conduits and pipes over, under or along a ___________' wide right-of-way extending from the nearest public right-of-way, _____________________________ to the demised premises, said premises and right-of-way for access being substantially as described herein in Exhibit "1" to the SLA attached hereto and made a part hereof.

2. Lessee's antenna(s) will consist of _______ antennas, each described in terms of type, size, frequency, effective radiated power and height on the tower outlined as follows:

    Manufacturer and Type-Number:              ------------------------
                                               ------------------------
    Number of Antennas:                        ------------------------
    Weight and Dimension of Antenna(s):        ------------------------
    Transmission Line Mfg. and Type No.:       ------------------------
    Diameter and Length of Transmission Line:  ------------------------
    Height of Antenna(s) on Tower:             ------------------------
    Direction of Radiation:                    ------------------------
    Equipment Building/Floor Space Dimensions: ------------------------ Interior
                                               ------------------------ Exterior
    Frequencies/Max Power Output               ------------------------

3.  The Fee due and payable by Lessee to Lessor is $___________ per month.

4. The commencement date of this SLA will be upon commencement of construction at the Premises or ninety (90) days from the date hereof, whichever occurs first ("Commencement Date"). For purposes of this SLA, any physical activity on the Site by Lessee, other than those preliminary activities set forth in
    Article 4 of the Agreement, shall constitute the commencement of the construction.

5. The term of this SLA shall be month to month commencing on the Commencement Date and continuing until either party provides the other with written notice of termination as provided in the Master Agreement.

6. The parties acknowledge that Lessor's rights in the property derive from a certain Lease Agreement dated ___________________ between Lessor herein and ________________, hereinafter referred to as the "Prime Lease" and attached hereto as Exhibit "2" to the SLA.


        IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.


                                           CROWN COMMUNICATION, INC. d/b/a
WITNESS:                                   CROWN COMMUNICATIONS

                                           By:
-------------------------                      ---------------------------
                                                Robert A. Crown, President
                                                and Chief Executive Officer

WITNESS:                                    SPRINT SPECTRUM L.P.

                                           By:
-----------------------                        --------------------------
                                                David P. Snyder, Director
                                                of Operations and Engineering